Exhibit 10.67

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (the “Joinder Agreement”), dated as of May 16, 2011, is entered into among Eagle Parent, Inc. (the “Company”) and the parties that are signatories hereto, as Guarantors.

WHEREAS, the Company and the Initial Purchasers named therein (the “Initial Purchasers”) heretofore executed and delivered a Purchase Agreement, dated May 11, 2011 (the “Purchase Agreement”), providing for the issuance and sale of the Notes; and

WHEREAS, as a condition to the consummation of the offering of the Notes, the Acquired Businesses and each other Guarantor, who initially were not party thereto, have agreed to join in the Purchase Agreement on the Closing Date.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing, the Acquired Businesses and each other Guarantor hereby agrees for the benefit of the Initial Purchasers, as follows:

1. Joinder. Each of the undersigned hereby acknowledges that it has received and reviewed a copy of the Purchase Agreement and all other documents it deems fit to enter into this Joinder Agreement, and acknowledges and agrees to: (i) join and become a party to the Purchase Agreement as indicated by its signature below; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgments attributed to such party in the Purchase Agreement; and (iii) perform all obligations and duties required of it pursuant to the Purchase Agreement.

2. Representations and Warranties and Agreements. Each of the undersigned hereby represents and warrants to, and agrees with, the Initial Purchasers that it has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Joinder Agreement and the consummation of the transaction contemplated hereby has been duly and validly taken and that when this Joinder Agreement is executed and delivered, it will constitute a valid and legally binding agreement enforceable against each of the undersigned in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

3. Counterparts. This Joinder Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Joinder Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

4. Headings. The headings in this Joinder Agreement are for convenience only and are not intended to be part of, or to affect the meaning or interpretation of, this Joinder Agreement.

5. Governing Law. This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York. Time is of the essence in this Joinder Agreement.

6. Waiver of Jury Trial. The Company, the Acquired Businesses and the other Guarantors and each of the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Joinder Agreement or the transactions contemplated hereby.

IN WITNESS WHEREOF, the undersigned has executed this agreement as of the date first written above.

EAGLE PARENT, INC.

By:	/s/ Jason Wright
	Name:	Jason Wright
	Title:	President

ACTIVANT GROUP INC.

By:	/s/ Pervez A. Qureshi
	Name:	Pervez A. Qureshi
	Title:	President & CEO

ACTIVANT SOLUTIONS INC.

By:	/s/ Pervez A. Qureshi
	Name:	Pervez A. Qureshi
	Title:	President & CEO

ACTIVANT INTERNATIONAL HOLDINGS, INC.

By:	/s/ Pervez A. Qureshi
	Name:	Pervez A. Qureshi
	Title:	President & CEO

HM COOP LLC

By:	/s/ Pervez A. Qureshi
	Name:	Pervez A. Qureshi
	Title:	President & CEO

EPICOR SOFTWARE CORPORATION,

By:	/s/ John D. Ireland
	Name:	John D. Ireland
	Title:	Senior Vice President,
General Counsel & Secretary

SPECTRUM HUMAN RESOURCE SYSTEMS CORPORATION,

By:	/s/ John D. Ireland
	Name:	John D. Ireland
	Title:	President

CRS RETAIL SYSTEMS, INC.,

By:	/s/ John D. Ireland
	Name:	John D. Ireland
	Title:	President